AMENDMENT NO. 4 TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


                  AMENDMENT NO. 4, dated as of October 31, 2002 (this "AMENDMENT") to that certain Revolving Credit and Term Loan Agreement dated as of June 29, 1999, as amended as of June 26, 2000, as of September 14, 2001 and as of April 19, 2002, and as may be further amended, modified, restated or supplemented from time to time (the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("PENN TRAFFIC"), DAIRY DELL, INC., BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders party to the Loan Agreement (collectively, the "LENDERS"), FLEET CAPITAL CORPORATION, as Administrative Agent for the Lenders (in such capacity, the "AGENT"), GMAC BUSINESS CREDIT, LLC, as documentation agent, and AMSOUTH BANK and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as co-agents is made by, between and among the Borrowers, the Lenders and the Agent. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

                  WHEREAS, the Borrowers have (i) informed the Agent and the Lenders that certain Events of Default currently exist, may exist or may arise under the Loan Agreement (which Events of Default are subject to the Waiver and Forbearance Agreement dated as of August 31, 2002), (ii) requested that the Agent and the Lenders permanently waive the effect of such Events of Default and amend the Loan Agreement as provided herein, subject to the terms and provisions hereof.

                  WHEREAS, the Agent and the Lenders wish to confirm the Revolving Credit Commitments of the Lenders as of the date hereof.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                         SECTION I. WAIVER; FORBEARANCE

                  1.01 ACKNOWLEDGMENT OF EVENTS OF DEFAULT. The Borrowers represent, acknowledge and agree that because of an accounting misstatement resulting primarily from an inventory overstatement continuing for approximately three years and three months in the Borrowers' Penny Curtiss baking operation,
(a) certain Events of Default have or may have occurred and be continuing under the Loan Agreement on account of such inventory overstatement, and (b) the Borrowers may have been, or may currently be, out of compliance with one or more of Sections 8.14, 8.15, 8.16 and 8.17 of the Loan Agreement which noncompliance would now or hereafter constitute one or more Events of Default (as so described or specified in clauses (a) and (b), collectively, the "DESIGNATED EVENTS OF DEFAULT").

                  1.02 WAIVER; FORBEARANCE. Subject to all of the terms and conditions set forth herein, the Agent and each of the Lenders agrees to waive the Designated Events of Default and agree to forbear from exercising their rights and remedies under the Loan Agreement and the other Loan Documents with respect to the Designated Events of Default.

                SECTION II. RATIFICATION OF EXISTING AGREEMENTS

                  2.01 All of the representations and warranties made by the Borrowers in the Loan Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date or relate to the Borrowers' representations or warranties or compliance with covenants the breach of which has caused or may cause one or more Designated Events of Default.

                  2.02 The Borrowers agree that the Obligations of the Borrowers to the Agent and each of the Lenders as evidenced by or otherwise arising under the Loan Agreement and the other Loan Documents (except as waived by this Agreement) are, by the Borrowers' execution of this Agreement, ratified and confirmed in all respects.

                  2.03 The Borrowers acknowledge and agree that all of their obligations arising under and relating to this Amendment constitute Obligations under the Loan Agreement.

                  2.04 "Carryover Cash Capex" (as such term is defined and used in the Loan Agreement), arising in respect of Fiscal Year 2002, shall be fixed at $16,500,000.

                   SECTION III. AMENDMENTS TO LOAN AGREEMENT

                  3.01 AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of October 31, 2002 (the "EFFECTIVE DATE"), subject to the fulfillment of the conditions under Section IV hereof, as follows:

                           (i)     The definition of "Consolidated EBITDA" in
Section 1.01 is amended by deleting the word "and" following clause (b)(iii) in the fifth line thereof, and inserting after the clause "(iv) LIFO Provision;" the following:

                  "(v) all costs related to the investigation of the accounting misstatements incurred during the third and fourth fiscal quarters of Fiscal 2003 related to Penn Traffic's Penny Curtiss baking subsidiary and related matters (including the evaluation of the Borrowers' internal control systems and the restatement of their financial statements); and (vi) potential losses, judgment or settlement costs associated with the litigation described in Exhibit AA hereto;"

                           (ii)    Exhibit A hereto is added to the Loan
Agreement as Exhibit AA.

                           (iii)   The definition of "Debt" in Section 1.01 is
amended by inserting the following at the end of clause (d):

                  ", and provided that the amount of underfunding or overfunding, as the case may be, for any such Plan or Prior Plan shall be measured based on the difference between the "Accumulated Benefit Obligation" and the "Fair Value of Plan Assets," as each term is defined in FASB #87 (as amended, superceded or replaced), of any such Plan or Prior Plan and shall be determined as of December 31 of any calendar year."

                           (iv)    Clause "(r)" of the definition of "Permitted
Liens" is deleted and replaced with the following:

                  "(r) Liens which do not have priority over the Security Interest except as required by applicable law, and which secure indebtedness not exceeding $5,000,000 in the aggregate at any time (other than any Liens that arise out of or are related to an obligation or liability imposed on a Borrower or any Subsidiary with respect to any Plan or Prior Plan under Title IV of ERISA or Section 412 of the
         Code)."

                           (v)     Each of Section 6.4(a) and Section 6.23 is
amended to add to the end of such subsections the following:

         "provided, that this representation shall refer to financial statements issued prior to September 18, 2002 only as such statements were revised as set forth in the Forms 10-K/A and 10-Q/A filed by Penn Traffic on September 18, 2002."


                           (vi)    Article 6 of the Loan Agreement is amended
by inserting therein the following new subsection 6.19A:

         "6.19A CONTINUING ERISA REPRESENTATIONS. In lieu of the continuing ERISA representations and warranties in Section 6.19, and except as previously disclosed to the Agent in writing or as otherwise would not be reasonably likely to subject Borrower or any Subsidiary to any taxes, penalties or liabilities that, singly or in the aggregate, would have a Material Adverse Effect:

                  (a) none of the Borrowers and, to the knowledge of the Borrowers, no Related Company has incurred any material liability to the PBGC other than the payment of premiums, and there are no premium payments payable by a Borrower which have become due which are unpaid,
         (b) none of the Borrowers and, to the knowledge of the Borrowers, no Related Company has failed to make timely any required contribution to any Plan or any Multiemployer Plan (including any quarterly installment required by Section 412 of the Code), (c) none of the Borrowers and, to the knowledge of the Borrowers, no Related Company or any fiduciary of or any trustee to any Plan (other than any Multiemployer Plan) has taken any action which could reasonably be expected to constitute or result in an ERISA Event with respect to any Plan, (d) none of the Borrowers and, to the knowledge of the Borrowers, no Related Company has made or expects to make a complete or partial withdrawal from a Multiemployer Plan, or has incurred or expects to incur any withdrawal liability to a Multiemployer Plan, and (e) no actions, suits or claims (other than routine claims for benefits) are pending, or, to the knowledge of any Borrower could reasonably be expected to be asserted, against any Plan other than a Multiemployer Plan."

                           (vii)   Article 7 of the Loan Agreement is amended

                  (a) to delete subsections 7.2(h) and 7.3(b)(vi), replacing such subsections with the following:

                  "[Intentionally Deleted]"; and

                  (b)      to add a new subsection 7.14 as follows:

         "7.14 ERISA. Each Borrower will, and will use reasonable efforts to cause each Related Company to, deliver to the Agent, promptly and in any event within ten Business Days after (or within such other time period specified): (i) the occurrence of any Reportable Event, a copy of the materials that are filed with the PBGC, (ii) within five Business Days after the filing with participants, beneficiaries or the PBGC of a notice of intent to terminate any Single Employer Plan, a copy of any such notice, (iii) within two Business Days after the receipt of notice from the PBGC of the PBGC's intention to terminate any Single Employer Plan or to appoint a trustee to administer any such Plan, a copy of such notice, (iv) the receipt of a copy of an actuarial valuation for any Single Employer Plan, a copy of same, (v) the filing thereof, a complete copy of each annual report, including all Schedules thereto and certified financial statements included therewith, that is filed on Form 5500 with respect to any Single Employer Plan, (vi) a Borrower knows or should know of any event or condition which could reasonably constitute grounds under the provisions of Section 4042
         (a)(1) through (3) of ERISA for the termination of (or the appointment of a trustee to administer) any Single Employer Plan, an explanation of such event or condition, (vii) promptly, but in no event later than five Business Days after, a Borrower knows that it is reasonably likely that a Borrower or any Related Company will not make timely any contribution to a Single Employer Plan in the full amount set forth in the most recent financial projections delivered to the Agent, an explanation of such event or condition, (viii) the receipt of an assessment of withdrawal liability under Section 4201 of ERISA from a Multiemployer Plan, a copy of such assessment, (ix) a Borrower knows or should know of any event or condition which is reasonably likely to cause it or any Related Company to incur a material liability under
         Section 4062, 4063, 4064, 4069 or 4201 of ERISA or Section 412(n) or 4971 of the Code, an explanation of such event or condition, (x) a Borrower knows that there will be or has been a failure by it or any Related Company to make any required contribution to any Single Employer Plan on a timely basis or that an application is to be, or has been, made to the Secretary of the Treasury for a waiver of the minimum funding standard under the provisions of Section 412 of the Code, an explanation of such event or condition and, if applicable, a copy of such application, (xi) the establishment of, or the incurrence of the obligation to contribute to, any Single Employer Plan or Multiemployer Plan by a Borrower or a Subsidiary, and (xii) within five Business Days after receipt of a notice from the IRS regarding the commencement of any proceedings in which the IRS is seeking to disqualify any Plan (other than a Multiemployer Plan) under Section 401(a) of the Code, a copy of such notice, and, in each case (other than clauses (iv) and (v)) together with a statement signed by the Chief Financial Officer of a Borrower setting forth details as to such Reportable Event, notice, event or condition and the action, if any, which is proposed to be taken with respect thereto. In addition, within forty-five days after the end of each Fiscal Quarter, Borrowers shall deliver to Agent a written statement of the actual fair market value of the assets of each of the Single Employer Plans as of the end of such Fiscal Quarter and a letter from the Plans' actuary setting forth an estimate of the FASB No. 87 "Projected Benefit Obligation," "Accumulated Benefit Obligation," and "Fair Value of Assets" for each of such Plans as of the end of such Fiscal Quarter (with an explanation of any change therein from the preceding quarterly report delivered to Agent, or a statement that there has been no change therein) and the assumptions used in such letter."

                           (viii)  The introductory paragraph of Article 8 is
amended to read as follows:

         "Each Borrower covenants and agrees that so long as this Agreement is in effect and until the Commitments have terminated and all Obligations (other than any indemnities which are not then due and payable) are discharged in full, such Borrower shall not and shall not permit any of its Subsidiaries to, and, in the case of Section 8.21, shall use reasonable efforts to cause any other Related Party not to, directly or indirectly:"

                           (ix)    Section 8.4(o) is amended by adding the
following at the end of such subsection:

                  "provided that for any Debt referred to in clause (d) of the definition thereof, such notice and certification shall be delivered together with its audited financial statements under
                  Section 7.2(a) of this Agreement for the relevant Fiscal
                  Year."

                           (x)     Section 8.13(a) (Cash Capital Expenditures)
of the Loan Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR" and "AMOUNTS" and replacing such information with the following:

                            FISCAL YEAR                       AMOUNTS
                            -----------                     -----------
                               2003                         $45,000,000
                               2004                         $21,000,000
                               2005                         $21,000,000
                               2006                         $22,500,000
                               2007"                        $22,500,000

                           (xi)    Section 8.14 (Consolidated EBITDA) of the
Loan Agreement is hereby amended by(x) deleting the information set forth under the headings "FISCAL QUARTER" and "AMOUNTS" and replacing it with the following:

                              FISCAL QUARTER                    AMOUNTS
                           -------------------                -----------
                           Fiscal Year 2003 Q3                $72,000,000
                           Fiscal Year 2003 Q4                $72,000,000
                           Fiscal Year 2004 Q1                $69,000,000
                           Fiscal Year 2004 Q2                $69,000,000
                           Fiscal Year 2004 Q3                $76,000,000
                           Fiscal Year 2004 Q4                $82,000,000
                           Fiscal Year 2005 Q1                $86,000,000
                           Fiscal Year 2005 Q2                $90,000,000
                           Fiscal Year 2005 Q3                $94,000,000
                           Fiscal Year 2005 Q4                $98,000,000
                           Fiscal Year 2006 Q1                $100,000,000
                           Fiscal Year 2006 Q2                $102,000,000
                           Fiscal Year 2006 Q3                $105,000,000
                           Fiscal Year 2006 Q4                $108,000,000
                           Fiscal Year 2007 Q1                $111,000,000
                           Fiscal Year 2007 Q2                $114,000,000"


                           (xii)   Section 8.15 (Consolidated Funded Debt Ratio)
of the Loan Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR", "FISCAL QUARTER" and "REQUIREMENT" and replacing it with the following:

                           FISCAL YEAR      QUARTER     REQUIREMENT
                           -----------      -------     -----------
                              2003             3            5.2
                              2003             4            5.2
                              2004             1            5.2
                              2004             2            5.2
                              2004             3            5.0
                              2004             4            4.5
                              2005             1            4.3
                              2005             2            4.2
                              2005             3            4.1
                              2005             4            4.0
                              2006             1            3.9
                              2006             2            3.8
                              2006             3            3.7
                              2006             4            3.7
                              2007             1            3.7
                              2007             2            3.7

                           (xiii)  Section 8.16 (Consolidated Interest Coverage
Ratio) of the Loan Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR", "QUARTER" and "REQUIREMENT" and replacing it with the following:

                           FISCAL YEAR       QUARTER      REQUIREMENT
                           -----------       -------      -----------
                               2003             3            1.80
                                                4            1.80

                               2004             1            1.80
                                                2            1.80
                                                3            1.95
                                                4            2.10

                               2005             1            2.15
                                                2            2.20
                                                3            2.30
                                                4            2.40

                               2006             1            2.50
                                                2            2.60
                                                3            2.70
                                                4            2.80

                               2007             1            2.90
                                                2            3.00"

                           (xiv)   Section 8.17 (Consolidated Fixed Charge
Coverage Ratio) of the Loan Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR" and "REQUIREMENT" and replacing it with the following:

                           FISCAL YEAR               REQUIREMENT
                           -----------               -----------
                               2003                      .80
                               2004                     1.00
                               2005                     1.00
                               2006                     1.00"

                           (xv)    Annex B (Pricing Grid) to the Loan Agreement
is hereby deleted in its entirely and replaced with Annex B hereto, including the provisions set forth in Annex B.

                           (xvi)   Article 8 is amended by adding the following
new Section 8.21:

         "8.21 ERISA. (a) Without the prior written consent of the Agent, (i) except as would not be reasonably likely to have a Material Adverse Effect, adopt an amendment to any Single Employer Plan that would increase the amount by which the present value of the "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA) of such Single Employer Plan exceeds the current value of the assets of such Plan (determined using the actuarial assumptions used in such Plan's most recent actuarial valuation to determine the required minimum contribution thereto) or the minimum contributions otherwise required to be made to such Plan, except to the extent necessary to comply with applicable law, or (ii) terminate any Single Employer Plan which action could result in a material liability of a Borrower or any Related Company to the PBGC.

                           (b)     Fail to make payment when due of all amounts
to any Plan (including any Multiemployer Plan) which, under the provisions of applicable law, such Plan or any agreement (including any collective bargaining agreement), a Borrower or any Related Company is required to pay thereto, including without limitation any required quarterly contributions to a Single Employer Plan or withdrawal liability payments to a Multiemployer Plan; provided, that this provision shall not require the making of a payment (i) the obligation for which is being contested in good faith , with appropriate reserves being established for such liability, or (ii) the failure of payment of which is not likely to result in a material additional liability being imposed upon any Borrower."

                           (xvii)  Section 9.1(n) is amended to read as follows:

         "(n) (i) any of the Borrowers shall fail to make payment when due of amounts to any Plan (including any Multiemployer Plan) which, under the provisions of applicable law, such Plan or any agreement (including any collective bargaining agreement), such Borrower or any Related Company is required to pay thereto, including without limitation any required quarterly contributions to a Single Employer Plan or withdrawal liability payments to a Multiemployer Plan, if at any time any such unpaid payment or payments singly or in the aggregate shall exceed $5,000,000; or (ii) any event or condition shall occur or exist with respect to any Plan that, in the Agent's good faith judgment, is reasonably likely to subject a Borrower or any Subsidiary to any taxes, penalties or other liabilities (including without limitation withdrawal liability), singly or in the aggregate, causing a Material Adverse Effect; or"

                        SECTION IV. CONDITIONS PRECEDENT

                  4.01 The waivers, forbearance and amendments hereunder shall be subject to the fulfillment of the following conditions on the date hereof:

                  (a) All representations and warranties contained in this Amendment or otherwise made in writing to the Agent in connection herewith shall be true and correct.

                  (b) No unwaived event shall have occurred which constitutes an Event of Default under the Loan Agreement (other than the Designated Events of Default) or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

                  (c) The Borrowers shall have delivered to the Agent for the benefit of each of the Lenders consenting hereto the Waiver and Amendment Fee (as such term is defined in Section 6.03 hereof).

                  (d) The Borrowers and the Required Lenders shall have executed and delivered this Amendment to the Agent.

                  (e) The Agent shall have received satisfactory evidence that all corporate action necessary for the valid execution and delivery by the Borrowers of this Amendment and any and all other agreements and documents contemplated pursuant to the transactions contemplated by this Agreement and the performance of the transactions contemplated hereby and thereby shall have been taken.

                  (f) The Agent shall have received from the Borrowers such other approvals, opinions of counsel or documents as the Agent may reasonably request, which shall be in form and substance reasonably satisfactory to the Agent.

                           SECTION V. REPRESENTATIONS

                  5.01 The Borrowers jointly and severally represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each of the Lenders that:

                  (a) Such party has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

                  (b) No consent of any other person, and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment by such party;

                  (c) This Amendment has been duly executed and delivered on behalf of such party by a duly authorized officer of such party, and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

                  (d) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party; and

                  (e) (i) On and as of the date hereof and giving effect to this Amendment, (x) no Event of Default has occurred under the Loan Agreement, and (y) no default or event of default has occurred under the Senior Notes Indenture, and (ii) giving effect to this Amendment no default or event of default will hereafter occur under the Senior Notes Indenture on account of the circumstances underlying the Designated Events of Default.

                           SECTION VI. MISCELLANEOUS

                  6.01 NO PRESENT CLAIMS. The Borrowers acknowledge and agree that, as of the date hereof in respect of the Loan Documents and transactions thereunder: (a) none of the Borrowers or any of their affiliates has any claim or cause of action against any of the Lenders or the Agent or the Additional Agents (or any of their directors, officers, employees, attorneys or agents); (b) none of the Borrowers or any of their affiliates has offset rights, counterclaims or defenses of any kind against any of their obligations, indebtedness or liabilities to any of the

Lenders or the Agent; and (c) each of the Lenders, the Agent and the Additional Agents have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrowers and each of their affiliates. The Lenders, the Agent and the Additional Agents wish (and the Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters in respect of the Loan Documents and transactions thereunder (except as waived by this Agreement), would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Lenders, the Agent and the Additional Agents. Therefore, the Borrowers, on their behalf and on behalf of each of their respective successors and assigns, hereby waive, release and discharge the Lenders, the Agent and the Additional Agents and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loan Documents and any documents, instruments, agreements (including this Amendment), dealings or other matters connected with the Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or prior to the date of this Agreement related to the Loan Documents. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur on or after the date hereof.

                  6.02 NO WAIVER. Except as otherwise expressly provided for in this Amendment, nothing in this Amendment shall extend to or affect in any way any of the rights or obligations of the Borrowers or any of the Agent's or the Lenders' obligations, rights and remedies arising under the Loan Documents, and neither the Agent nor any Lender shall be deemed to have waived any or all of its rights or remedies with respect to any Default of Event of Default existing on the date hereof or arising hereafter other than the Designated Events of Default.

                  6.03 FEES. In consideration of the Lenders' agreement to this Amendment, the Borrowers agree to pay to the Agent a waiver and amendment fee, in addition to any and all other fees which are due or may become due to the Lenders, in an amount equal to 1/2 of 1% of the Lenders' Aggregate Exposure (the "WAIVER AND AMENDMENT FEE") payable on or before October 31, 2002 for distribution thereafter by the Agent to the Lenders agreeing to this Agreement in writing on or before 12 Noon EST October 30, 2002, in accordance with each such Lender's Pro Rata Share. The Borrowers acknowledge and agree that the Waiver and Amendment Fee set forth herein constitutes an Obligation under the Loan Agreement. The Pro Rata Share of any Lender not so agreeing hereto shall be returned to the Borrowers.

                  6.04 REVOLVING CREDIT COMMITMENTS OF LENDERS. Each Lender party hereto, and the Agent, confirms that Annex A annexed hereto sets forth the Revolving Credit Commitment of such Lender as of the date hereof. The Swing Line Lender confirms that the Commitment of the Swing Line Lender is as set forth in
Section 2.12 of the Loan Agreement.

                  6.05 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CONFLICTS OF LAWS PRINCIPLES THEREOF REQUIRING THE APPLICATION OF THE LAW OF A DIFFERENT JURISDICTION).

                  6.06 WAIVER OF JURY TRIAL. THE BORROWERS HEREBY WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AMENDMENT, THE LOAN DOCUMENTS OR ANY OF THE BORROWERS' OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH OBLIGATIONS. THE BORROWERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWERS CONFIRM THAT NONE OF THE AGENT, ANY OF THE LENDERS, NOR ANY OF THEIR RESPECTIVE AGENTS, EMPLOYEES, OR REPRESENTATIVES HAS INDICATED, EITHER ORALLY OR IN WRITING, THAT THE AGENT OR ANY LENDER WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVERS.

                  6.07 COUNTERPARTS; FACSIMILE SIGNATURE. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the Borrowers, the Agent and the Required Lenders shall be delivered to the Agent. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed signature page hereto and the full text of this Amendment.

                  6.08 HEADINGS. Headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  6.09 WAIVERS; AMENDMENTS. Neither this Amendment nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers, the Agent and the Required Lenders.

                  6.10 NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

                  6.11 ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

                  6.12 EFFECTIVE DATE. This Amendment shall become effective on the Effective Date subject to the fulfillment of the conditions in Section IV hereof:

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                   BORROWERS:
                                   ----------

                                   THE PENN TRAFFIC COMPANY

                                   By:
                                       -------------------------------
                                       Title:


                                   DAIRY DELL, INC.

                                   By:
                                       -------------------------------
                                       Title:


                                   BIG M SUPERMARKETS, INC.

                                   By:
                                       -------------------------------
                                       Title:


                                   PENNY CURTISS BAKING COMPANY INC.

                                   By:
                                       -------------------------------
                                       Title:


                                   ADMINISTRATIVE AGENT:
                                   ---------------------

                                   FLEET CAPITAL CORPORATION

                                   By:
                                       -------------------------------
                                       Title:


                                   SWING LINE LENDER:
                                   ------------------

                                   FLEET CAPITAL CORPORATION

                                   By:
                                       -------------------------------
                                       Title:

                                   LENDERS:
                                   --------

                                   FLEET CAPITAL CORPORATION

                                   By:
                                       -------------------------------
                                       Title:


                                   GMAC BUSINESS CREDIT, LLC

                                   By:
                                       -------------------------------
                                       Title:


                                   AMSOUTH BANK

                                   By:
                                       -------------------------------
                                       Title:


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION

                                   By:
                                       -------------------------------
                                       Title:


                                   HELLER FINANCIAL, INC.

                                   By:
                                       -------------------------------
                                       Title:


                                   LASALLE BUSINESS CREDIT, INC.

                                   By:
                                       -------------------------------
                                       Title:


                                   CITIZENS BUSINESS CREDIT COMPANY

                                   By:
                                       -------------------------------
                                       Title:

                                   THE CIT GROUP/BUSINESS CREDIT, INC.

                                   By:
                                       -------------------------------
                                       Title:


                                   IBJ WHITEHALL BUSINESS CREDIT CORPORATION

                                   By:
                                       -------------------------------
                                       Title:


                                   FOOTHILL CAPITAL CORPORATION

                                   By:
                                       -------------------------------
                                       Title:


                                   TRANSAMERICA BUSINESS CREDIT CORPORATION

                                   By:
                                       -------------------------------
                                       Title:


                                   SOVEREIGN BANK

                                   By:
                                       -------------------------------
                                       Title:


                                   THE PROVIDENT BANK

                                   By:
                                       -------------------------------
                                       Title:

                                                                         ANNEX A



LENDER                                               REVOLVING COMMITMENT
------------------------------------                 --------------------

Fleet Capital Corporation                               $ 26,640,775
GMAC Business Credit, LLC                               $ 19,218,750
AmSouth Bank                                            $ 14,053,980
Bank of America National Trust
and Savings Association                                 $ 22,421,875
Foothill Capital Corporation                            $ 27,586,645
Heller Financial, Inc.                                  $ 16,015,625
LaSalle Business Credit, Inc.                           $ 16,015,625
CIT Group/Business Credit, Inc.                         $ 16,015,625
Citizens Business Credit Company                        $  9,609,375
IBJ Whitehall Business Credit
Corporation                                             $  9,609,375
Transamerica Business Credit
Corporation                                             $ 14,999,850
Sovereign Bank                                          $  6,406,250
The Provident Bank                                      $  6,406,250
Total                                                   $205,000,000

                                     ANNEX B

                                  PRICING GRID
                        (Rates and fees in basis points)

----------|-----------------|---------------------------|-------------------------|------------------------|------------|
          |   Consolidated  |                           |                         |                        |            |
          |    Funded Debt  |   Revolving/Swing Line    |                         |                        |   Unused   |
          |       Ratio     |           Loans           |      Term Loans A       |     Term Loans B       |  Line Fee  |
----------|-----------------|---------------------------|-------------------------|------------------------|------------|
          |                 |   Libor +    Prime Rate + | Libor +    Prime Rate + | Libor +   Prime Rate + |            |
----------|-----------------|---------------------------|-------------------------|------------------------|------------|
Tier I:   |  4.75+          |    300          200           300         200           325          225            50    |
----------|-----------------|---------------------------|-------------------------|------------------------|------------|
Tier II:  |  4.26 - 4.75    |    275          175           275         175           325          225            50    |
----------|-----------------|---------------------------|-------------------------|------------------------|------------|
Tier III: |  3.76 - 4.25    |    250          150           250         150           300          200            50    |
----------|-----------------|---------------------------|-------------------------|------------------------|------------|
Tier IV:  |  3.26 - 3.75    |    225          125           225         125           300          200            50    |
----------|-----------------|---------------------------|-------------------------|------------------------|------------|
Tier V:   |  < 3.25         |    212.5        112.5         212.5       112.5         300          200            50    |
----------|-----------------|---------------------------|-------------------------|------------------------|------------|

                  (1) There will be no pricing adjustment prior to May 1, 2000 (the "Adjustment Date"). The initial review for pricing adjustment will occur following receipt of the Borrowers' financial statements delivered pursuant to Section 7.2(a) for Fiscal Year 2000.


                  (2) Thereafter, rate adjustments based on the Pricing Grid will be made following receipt from the Borrowers of the financial statements delivered pursuant to Section 7.2(a) or 7.2(b), and of a request for a rate adjustment accompanied by a schedule reflecting the appropriate calculation.

                  (3) Quarterly adjustments based on the Pricing Grid shall occur 45 and 90 days after the end of the quarter or year-end, as appropriate, based on the financial statements for the corresponding periods respectively.

                  (4) Solely for the purposes of calculating Consolidated Funded Debt Ratio under this Pricing Grid for the first Fiscal Quarter of Fiscal Year 2001 and any subsequent Fiscal Quarter or Fiscal Year, Consolidated Funded Debt shall include the Undrawn Amount of all Letters of Credit outstanding on the date of determination.

                  (5) Notwithstanding clauses (2) and (3) above, from and after November 1, 2002, each of the Applicable Margins for determining the Eurodollar Rate and the Prime Rate shall be equal to the basis points set forth in the line designated "Tier II" above, until thereafter adjusted as provided in clauses (2) and (3) above.